Exhibit 10.1


In consideration of the mutual agreements contained herein, the undersigned confirm and agree that all shares of De Tomaso Industries, Inc. now are hereafter owned by Finprogetti S.p.A. or any of the undersigned will be voted for the election of the following directors:

          I*                                 II*

Dott. Carlo Garavaglia                  Howard E. Chase**

Dott. Albino Collini**                  Santiago De Tomaso

Dott. Giovanni Avallone                 Mario Tozzi Condivi

Ing. Francesco Pugno Vanoni**           Patrick D'Angelo

Dott.ssa Maria Luisa Ruzzon             Roberto Corradi



*  May be changed by a majority of the listed persons

** Also Executive Committee member



The foregoing arrangements shall terminate at such time as all shares of

Common Stock of De Tomaso Industries, Inc. owned by Finprogetti S.p.A. are transferred to its shareholders.


July 17, 1995                                 /S/ Pugno Vanoni
                                             ------------------------------
                                             PUGNO VANONI


July 17, 1995                                 /S/ Howard E. Chase
                                             ------------------------------
                                             HOWARD E. CHASE


July 17, 1995                                 /S/ Mario Tozzi-Condivi
                                             ------------------------------
                                             MARIO TOZZI-CONDIVI


July 17, 1995                                 /S/ Albino Collini
                                             ------------------------------
                                             ALBINO COLLINI




























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